UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2014

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KRISPY KREME DOUGHNUTS, INC.
(Exact name of registrant as specified in its charter)

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North Carolina	001-16485	56-2169715
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation)		No.)

370 Knollwood Street, Winston-Salem, North Carolina 27103
(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 725-2981

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On December 17, 2014, Krispy Kreme Doughnuts, Inc. (the “Company”) announced that, effective January 29, 2015, former Chief Executive Officer James H. Morgan, age 67, will transition into service as Non-Executive Chairman of the Board of Directors (the “Board”) of the Company, rather than as Executive Chair of the Board. As Non-Executive Chair of the Board, Mr. Morgan will continue service as a director but will no longer be an employee of the Company.

As previously disclosed, pursuant to the Company’s chief executive officer succession plan, the Company appointed Tony Thompson as its new President and Chief Executive Officer effective June 1, 2014, at which time Mr. Morgan was appointed Executive Chairman of the Company to help guide the Company through the transition period. Now, Mr. Morgan’s transition from Executive Chairman to Non-Executive Chairman finalizes the Company’s existing chief executive officer succession plan. Robert S. McCoy, Jr. will continue to serve as lead independent director of the Board, a position he has held since 2008.

Pursuant to the terms of Mr. Morgan’s Amended and Restated Employment Agreement with the Company dated June 30, 2013 (the “Employment Agreement”), upon execution and non-revocation of a written release in the form attached to the Employment Agreement, Mr. Morgan will be eligible to receive the previously-disclosed payments and benefits that are required to be paid or provided to him in accordance with the terms and conditions of the Employment Agreement. Mr. Morgan will remain bound by the confidentiality, intellectual property, non-competition and non-solicitation covenants in accordance with the terms of the Employment Agreement.

Item 7.01. Regulation FD Disclosure.

On December 17, 2014, the Company issued a press release announcing Mr. Morgan’s transition to Non-Executive Chairman and an expected charge to earnings in the fourth quarter of fiscal 2015 for payments made under Mr. Morgan’s Employment Agreement. The Company hereby furnishes the information set forth in such press release, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release (“Krispy Kreme Announces Jim Morgan to Transition to Non-Executive Chairman”) dated December 17, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRISPY KREME DOUGHNUTS, INC.

By	/s/ Darryl R. Marsch
	Name:	Darryl R. Marsch
	Title:	Senior Vice President, General
Counsel & Secretary

Date: December 17, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release (“Krispy Kreme Announces Jim Morgan to Transition to Non-Executive Chairman”) dated December 17, 2014